UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 6, 2005
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                            Premier Exhibitions, Inc.
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             (Exact name of Registrant as specified in its charter)

          Florida                   000-24452                20-1424922
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)


  3340 Peachtree Road, Suite 2250, Atlanta, Georgia                     30326
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      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (404) 842-2600
                                                   -------------------

                                       N/A
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(Former  name or  former  address,  if  changed  since  last  report)  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Item 2.02.  Results of Operations and Financial Condition.

On October 6, 2005, Premier Exhibitions (the "Company") issued a press release regarding its results of operations and financial condition for its second quarter ended August 31, 2005. The Company's press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


Exhibit
  No.                                     Description
-------  -----------------------------------------------------------------------

 99.1 Press Release dated October 6, 2005 of Premier Exhibitions, Inc. regarding its results of operations and financial condition for its second quarter ended August 31, 2005.


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Premier Exhibitions, Inc.


Date:  October 6, 2005                By: /s/ Arnie Geller
                                         --------------------
                                          Arnie Geller
                                          President, Chief Executive Officer and
                                          Chief Financial Officer



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